UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2017

Orbital ATK, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45101 Warp Drive
Dulles, Virginia	20166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 406-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Company has entered into an extension agreement with its credit agreement lenders to further extend from April 14, 2017 to June 30, 2017 the deadline under its credit agreement for filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Form 10-Q for the first quarter of 2017.  Last week, the Company filed its Form 10-Q/A for the fiscal quarter ended April 3, 2016 and Forms 10-Q for the fiscal quarters ended July 3 and October 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL ATK, INC.

	By:	/s/ Garrett E. Pierce
	Name:	Garrett E. Pierce
	Title:	Chief Financial Officer

Date: April 13, 2017